UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

JOINT PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Columbia Funds Variable Series Trust II
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Columbia Funds Series Trust I

Columbia Funds Series Trust II

Columbia Funds Variable Series Trust II

225 Franklin Street, Boston, Massachusetts 02110

Columbia Absolute Return Currency and Income Fund

Columbia Capital Allocation Aggressive Portfolio (formerly, Columbia Portfolio Builder Aggressive Fund)

Columbia Capital Allocation Conservative Portfolio (formerly, Columbia Portfolio Builder Conservative Fund)

Columbia Capital Allocation Moderate Portfolio (formerly, Columbia Portfolio Builder Moderate Fund)

Columbia Seligman Communications and Information Fund

Columbia Seligman Global Technology Fund

Columbia Technology Fund

Columbia Variable Portfolio – Seligman Global Technology Fund

Columbia Variable Portfolio – Short Duration U.S. Government Fund

(each, a “Fund” and collectively, the “Funds”)

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

This is a brief overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.

On February 27, 2013, a Joint Special Meeting of Shareholders of each Fund (the “Meeting”) will be held at 225 Franklin Street (Room 3200 on the 32nd floor), Boston, MA 02110, at 10:00 a.m. (Eastern). You are receiving the Joint Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you own shares of one or more of the Funds and have the right to vote on these important proposals concerning your investment.

Columbia Variable Portfolio – Seligman Global Technology Fund and Columbia Variable Portfolio – Short Duration U.S. Government Fund are owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contract and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies, qualified pension or retirement plans, and other permissible investors under relevant U.S. federal income tax rules. Persons holding Contracts are referred to herein as “Contract Owners.” If you are a Contract Owner with Contract values allocated to Columbia Variable Portfolio – Seligman Global Technology Fund or Columbia Variable Portfolio – Short Duration U.S. Government Fund, you are being asked to provide voting instructions to the Participating Insurance Company that issued your Contract regarding a proposal involving your fund. For simplicity, references to Fund shareholders include, as applicable, Contract Owners.

Q.	What are the proposals?

A.	Shareholders of the Funds referenced below are being asked to vote or provide voting instructions on the following proposals:

•

For Columbia Capital Allocation Aggressive Portfolio, Columbia Capital Allocation Conservative Portfolio and Columbia Capital Allocation Moderate Portfolio, the approval of an amendment to the Investment Management Services Agreement to revise the fee structure, to add an investment advisory fee payable by those Funds for their investments in certain asset categories (Proposal 1);

•	For Columbia Absolute Return Currency and Income Fund, the approval of a change in the Fund’s fundamental policy regarding concentration (Proposal 2);

•

For Columbia Seligman Global Technology Fund, Columbia Technology Fund and Columbia Variable Portfolio – Seligman Global Technology Fund, the approval of a change in the Fund’s fundamental policy regarding concentration (Proposal 3);

•	For Columbia Variable Portfolio – Short Duration U.S. Government Fund, the approval of an amendment to the Fund’s investment objective changing it from fundamental to non-fundamental (Proposal 4)

•

For Columbia Seligman Communications and Information Fund, Columbia Seligman Global Technology Fund, Columbia Technology Fund and Columbia Variable Portfolio – Seligman Global Technology Fund, the approval of a proposal to change the classification of such Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940 (the “1940 Act”) (Proposal 5).

Q.	For Columbia Capital Allocation Aggressive Portfolio, Columbia Capital Allocation Conservative Portfolio and Columbia Capital Allocation Moderate Portfolio, why am I being asked to vote on an amendment to the Investment Management Services Agreement?

A.	Proposal 1 requests your vote on an amendment to the Investment Management Services Agreement (the “IMS Agreement”) between Columbia Management and Columbia Funds Series Trust II, on behalf of the following Funds:

Columbia Capital Allocation Aggressive Portfolio

Columbia Capital Allocation Conservative Portfolio

Columbia Capital Allocation Moderate Portfolio

(each, an “IMS Fee Fund” and collectively, the “IMS Fee Funds”)

The IMS Fee Funds were originally designed as “Funds-of-Funds” that invested exclusively in underlying funds advised by Columbia Management. As part of a broader alignment of asset allocation products offered by Columbia Management, the IMS Fee Funds have recently expanded their mandate to invest in securities and instruments (securities) in addition to underlying funds advised by Columbia Management. The proposed amendment, if approved, is designed to adopt an investment management fee structure for assets of an IMS Fee Fund invested in securities other than underlying funds advised by Columbia Management. The proposed amendment to the IMS Agreement for each IMS Fee Fund would result in each IMS Fee Fund paying investment advisory fees to Columbia Management at a rate that varies based on the type of investments made by such IMS Fee Fund. Each IMS Fee Fund’s operations and the manner in which Columbia Management manages the IMS Fee Fund are not expected to change otherwise as a result of this amendment. More specifically, except for the proposed change to the investment advisory fee rates payable by an IMS Fee Fund, the IMS Agreement for such IMS Fee Funds would remain the same in all respects, including that no investment advisory fees would be payable directly by the IMS Fee Funds with respect to investments in other funds in the Columbia Family of Funds since these funds themselves pay an investment advisory fee to Columbia Management.

Q.	Will the change to the investment advisory fee structure increase the expenses of my IMS Fee Fund?

A.	Investment advisory fees are expected to increase, but overall Fund expenses may be lower than if the IMS Fee Funds’ assets were invested exclusively in underlying funds advised by Columbia Management. That is, although the proposed amendment to the IMS Agreement would result in higher “direct” investment advisory fees for net assets invested in securities, direct investment by the IMS Fee Funds in securities, rather than in underlying funds advised by Columbia Management, decreases the “indirect” fees (often referred to as “acquired fund” fees and expenses) incurred by the IMS Fee Fund as a result of its investment in underlying funds.

Comparisons of the investment advisory fee rates for each IMS Fee Fund, and gross and net expense ratios, are included in the accompanying Joint Proxy Statement.

Q.	For the IMS Fee Funds, why should I approve an amendment that would or could increase the investment advisory fee rates payable by my Fund?

A.	The proposed amendment to the IMS Agreement is designed to enhance uniformity across the Columbia fund complex consistent with an expanded mandate of the IMS Fee Funds to invest directly in securities other than shares of underlying funds advised by Columbia Management. This proposal is intended to:

•

Standardize investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across target allocation funds in the Columbia fund complex (specifically, the amendment would align the investment advisory fee rates of the IMS Fee Funds with those of certain other target date funds advised by Columbia Management, as described in Proposal 1) to promote uniformity of pricing among similar funds; and

•	Compensate Columbia Management for the advisory services it provides to the IMS Fee Funds with respect to assets invested in securities other than underlying funds advised by Columbia Management.

The IMS Fee Funds do not currently pay Columbia Management a management fee, because at the time the IMS Fee Funds were created, it was contemplated that they would invest exclusively in underlying funds advised by, and that paid an advisory fee to, Columbia Management. Under the proposed amendment and based on the allocation of the IMS Fee Funds’ assets as of August 31, 2012, it is expected that the investment advisory fee rate will increase 0.0145% for Columbia Capital Allocation Conservative Portfolio, 0.003% for Columbia Capital Allocation Moderate Portfolio and 0.006% for Columbia Capital Allocation Aggressive Portfolio, as described in the accompanying Joint Proxy Statement (assuming the current portfolio positions of the funds).

Q.	For Columbia Absolute Return Currency and Income Fund, why am I being asked to approve a change to my Fund’s fundamental policy regarding concentration?

A.	Proposal 2 asks the shareholders of Columbia Absolute Return Currency and Income Fund to approve a change in the fundamental policy regarding concentration of their Fund. Currently, Columbia Absolute Return Currency and Income Fund has a fundamental investment policy that it will not concentrate in any one industry, provided, however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that no more than 25% of the Fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

Following an internal review that included portfolio management and product management, Columbia Management determined there was no present intention for Columbia Absolute Return Currency and Income Fund to concentrate in banks, bank holding companies or finance companies. As a result, Proposal 2 asks shareholders to approve the following as a new fundamental investment policy for the Fund, replacing the Fund’s current concentration policy described above:

The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Q.	For Columbia Seligman Global Technology Fund, Columbia Technology Fund and Columbia Variable Portfolio – Seligman Global Technology Fund, why am I being asked to approve a change to my Fund’s fundamental policy regarding concentration?

A.	Proposal 3 asks the shareholders of Columbia Seligman Global Technology Fund, Columbia Technology Fund and Columbia Variable Portfolio – Seligman Global Technology Fund (each, a “Technology Fund” and collectively, the “Technology Funds”) to approve a change in the fundamental policy regarding concentration to provide that each Fund will, under normal market conditions, invest at least 25% of its total assets in securities of companies in the technology and related group of industries. Currently, each Technology Fund has a fundamental investment policy that it will not concentrate in any one industry, provided, however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or, in the case of Columbia Technology Fund, by any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions. For Columbia Technology Fund, the limitation on industry concentration does not apply to assets invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This means that for all other industries, no more than 25% of the Fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

Following an internal review, Columbia Management determined that each Technology Fund would be better able to pursue its investment objectives if it were to concentrate its investments in the technology and related group of industries. Historically, each Technology Fund has treated each of the internet software and services, IT consulting and other services, data processing and outsourced services, application software, systems software, home entertainment software, communications equipment, computer hardware, computer storage and peripherals, electronic equipment and instruments, electronic components, electronic manufacturing services, technology distributors, office electronics, semiconductor equipment, and semiconductors sub-industries as a separate industry for purposes of its policy generally prohibiting the Fund from investing more than 25% of its total assets in the securities of issuers in any industry. Columbia Management believes that the process of monitoring compliance with each Technology Fund’s concentration policy will be simplified, and each Fund will be better able to pursue its investment objectives, if the Fund’s fundamental policy relating to concentration is changed as proposed. Increasing the percentage of a Technology Fund’s total assets that can be invested in the securities of issuers in a single industry or group of related industries increases the risk that the Fund will be adversely affected by events impacting such industries or group of related industries. Such a Fund would be more significantly affected by events impacting such industries than would a Fund that was not so concentrated.

For these reasons, Proposal 3 asks shareholders to approve the following as a new fundamental investment policy for each Technology Fund, replacing the Fund’s current concentration policy described above:

The Fund will, under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the technology and related group of industries, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Q.	For Columbia Variable Portfolio – Short Duration U.S. Government Fund, why am I being asked to approve the conversion of my Fund’s investment objective?

A.	Proposal 4 asks Contract Owners of Columbia Variable Portfolio – Short Duration U.S. Government Fund (the “Short Duration Fund”) to provide voting instructions to approve the conversion of its investment objective from “fundamental” (i.e., one that cannot be changed without shareholder approval) to “non-fundamental” (i.e., can be changed by the Board without shareholder approval). Currently, the Short Duration Fund’s investment objective is to seek a “high level of current income and safety of principal consistent with an investment in U.S. government and government agency securities.” The Board has approved, subject to approval of the proposal to make the Short Duration Fund’s investment objective non-fundamental, making the Short Duration Fund’s objective (the “New Objective”) to seek “current income as its primary objective and, as its secondary objective, preservation of capital.” Columbia Management believes the proposed investment objective is generally similar to the current investment objective, but will give the Fund greater investment flexibility. In connection with this proposal, the Board has approved (i) changing the Fund’s principal investment strategies to require the Fund to invest, under normal circumstances, at least 80% of its net assets in mortgage related securities that either are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, and (ii) changing the Fund’s benchmark from the Barclays U.S. 1-3 year Government Index to the Barclays U.S. Mortgage Backed Securities Index.

If this proposal is approved, the New Objective, as stated, would be implemented following the Meeting.

Changing the investment objective from “fundamental” to “non-fundamental” will give the Board additional flexibility to make changes to the Short Duration Fund’s investment objective that it deems appropriate in the future to address changing market conditions or performance issues, while saving the Short Duration Fund’s shareholders the cost of a proxy solicitation.

Q.	For Columbia Seligman Communications and Information Fund, Columbia Seligman Global Technology Fund, Columbia Technology Fund and Columbia Variable Portfolio – Seligman Global Technology Fund, why am I being asked to approve a change to my Fund’s diversification status?

A.	Proposal 5 asks the shareholders of Columbia Seligman Communications and Information Fund, Columbia Seligman Global Technology Fund, Columbia Technology Fund and Columbia Variable Portfolio – Seligman Global Technology Fund (each a “Policy Change Fund” and collectively, the “Policy Change Funds”) to approve a change in the classification of their Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the 1940 Act (each, a “Reclassification” and collectively, the “Reclassifications”). Currently, each Policy Change Fund is classified as a “diversified” fund. This means that a Policy Change Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. With respect to the remaining 25% of the Fund’s total assets, there is no limitation on the amount of assets a Policy Change Fund may invest in any one issuer.

By changing its classification to a “non-diversified” fund, a Policy Change Fund would no longer be subject to these restrictions, but would continue to be subject to certain other diversification restrictions under the Internal Revenue Code of 1986 (the “Code”). As a result of this change, Columbia Management, on behalf of each Policy Change Fund, would be able to invest the Fund’s assets in a smaller number of issuers and/or invest with higher levels of concentration in certain issuers. Thus, the Reclassification enhances Columbia Management’s flexibility to invest a Policy Change Fund’s assets by easing a restriction on Columbia Management’s ability to manage the Fund’s portfolio. Columbia Management believes this increased investment flexibility may provide the Policy Change Funds with more opportunities to enhance their performance. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a Policy Change Fund, its share price may fluctuate more than a comparable fund which is classified as diversified.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote (or instruct your Participating Insurance Company to vote) FOR each proposal related to your Fund or Funds.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. Columbia Management or an affiliated company will bear all of these costs.

Q.	How can I vote?

A.	You can vote or provide voting instructions in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

•	By internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

•	By mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage-paid envelope.

•

In person at the Meeting scheduled to occur at 225 Franklin Street, Boston, MA 02110 (32nd Floor, Room 3200) on February 27, 2013 at 10:00 a.m. (Eastern). If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of more than one Fund or own shares of a Fund in more than one account, you may receive a separate Proxy Card for each such Fund or account, and should vote each Proxy Card received.

Q.	Will I be notified of the results of the vote?

A.	The final voting results will be included in each Fund’s next report to shareholders following the Meeting.

Q.	Whom should I call if I have questions?

A.	If you have questions about any of the proposals described in the Joint Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at 800-708-7953.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Columbia Absolute Return Currency and Income Fund

Columbia Capital Allocation Aggressive Portfolio (formerly, Columbia Portfolio Builder Aggressive Fund)

Columbia Capital Allocation Conservative Portfolio (formerly, Columbia Portfolio Builder Conservative Fund)

Columbia Capital Allocation Moderate Portfolio (formerly, Columbia Portfolio Builder Moderate Fund)

Columbia Seligman Communications and Information Fund

Columbia Seligman Global Technology Fund

Columbia Technology Fund

Columbia Variable Portfolio – Seligman Global Technology Fund

Columbia Variable Portfolio – Short Duration U.S. Government Fund

to be held on February 27, 2013

A Joint Special Meeting of Shareholders (the “Meeting”) of each Fund and of Columbia Funds Series Trust I, Columbia Funds Series Trust II and Columbia Funds Variable Series Trust II (the “Trusts”), as a whole, will be held at 225 Franklin Street, Boston, MA 02110 (32nd Floor, Room 3200), at 10:00 a.m. (Eastern) on February 27, 2013. At the Meeting, shareholders will be asked to:

Proposal		Funds Covered By Proposal
1.	Approve a proposed amendment to the Investment Management Services Agreement between Columbia Funds Series Trust II, on behalf of the Fund, and Columbia Management Investment Advisers, LLC to provide for the payment of investment advisory fees to Columbia Management at a rate that varies based on the type of investments made by such Fund.	Columbia Capital Allocation Aggressive Portfolio Columbia Capital Allocation Conservative Portfolio Columbia Capital Allocation Moderate Portfolio

2.	Approve a change to the Fund’s fundamental policy regarding concentration.	Columbia Absolute Return Currency Income Fund

3.	Approve a change to the Fund’s fundamental policy regarding concentration.	Columbia Seligman Global Technology Fund Columbia Technology Fund Columbia Variable Portfolio – Seligman Global Technology Fund
4.	Approve a proposal to make the Fund’s investment objective non-fundamental.	Columbia Variable Portfolio – Short Duration U.S. Government Fund

5.	Approve a reclassification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940.	Columbia Seligman Communications and Information Fund Columbia Seligman Global Technology Fund Columbia Technology Fund Columbia Variable Portfolio – Seligman Global Technology Fund

Please take some time to read the enclosed Joint Proxy Statement. It discusses these proposals in more detail. If you were a shareholder of a Fund or held a Contract as of the close of business on February 27, 2013, you may vote at the Meeting or at any adjournment of the Meeting on the proposal(s) applicable to your Fund(s). You are welcome to attend the Meeting in person. If you cannot attend in person to cast your vote, please vote (or instruct your Participating Insurance Company how to vote) by mail, telephone or internet. Just follow the instructions on the enclosed Proxy Card. If you have questions, please call the Funds’ proxy solicitor toll free at (800) 708-7953. It is important that you vote. The Board unanimously recommends that you vote (or instruct your Participating Insurance Company to vote) FOR each applicable proposal in the Joint Proxy Statement.

By order of the Board of Trustees,

Christopher O. Petersen, Secretary

Columbia Funds Series Trust I

Columbia Funds Series Trust II

Columbia Funds Variable Series Trust II

225 Franklin Street, Boston, Massachusetts 02110

Columbia Absolute Return Currency and Income Fund

Columbia Capital Allocation Aggressive Portfolio (formerly, Columbia Portfolio Builder Aggressive Fund)

Columbia Capital Allocation Conservative Portfolio (formerly, Columbia Portfolio Builder Conservative Fund)

Columbia Capital Allocation Moderate Portfolio (formerly, Columbia Portfolio Builder Moderate Fund)

Columbia Seligman Communications and Information Fund

Columbia Seligman Global Technology Fund

Columbia Technology Fund

Columbia Variable Portfolio – Seligman Global Technology Fund

Columbia Variable Portfolio – Short Duration U.S. Government Fund

(each, a “Fund” and collectively, the “Funds”)

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on February 27, 2013

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the board of trustees (the “Board”) of Columbia Funds Series Trust I, Columbia Funds Series Trust II and Columbia Funds Variable Series Trust II (the “Trusts”), as a whole, will be held at 225 Franklin Street, Boston, MA 02110 (32nd Floor, Room 3200), at 10:00 a.m. (Eastern) on February 27, 2013. It is expected that this Joint Proxy Statement will be mailed to shareholders on or about [[Mailing Date]].

The purpose of the Meeting is to ask Fund shareholders to:

Proposal		Funds Covered By Proposal
1.	Approve a proposed amendment to the Investment Management Services Agreement between Columbia Funds Series Trust II, on behalf of the Fund, and Columbia Management Investment Advisers, LLC to provide for the payment of investment advisory fees to Columbia Management at a rate that varies based on the type of investments made by such Fund.	Columbia Capital Allocation Aggressive Portfolio Columbia Capital Allocation Conservative Portfolio Columbia Capital Allocation Moderate Portfolio

2.	Approve a change to the Fund’s fundamental policy regarding concentration.	Columbia Absolute Return Currency Income Fund

3.	Approve a change to the Fund’s fundamental policy regarding concentration.	Columbia Seligman Global Technology Fund Columbia Technology Fund Columbia Variable Portfolio – Seligman Global Technology Fund

3.	Approve a proposal to make the Fund’s investment objective non-fundamental.	Columbia Variable Portfolio – Short Duration U.S. Government Fund

4.	Approve a reclassification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940.	Columbia Seligman Communications and Information Fund Columbia Seligman Global Technology Fund Columbia Technology Fund Columbia Variable Portfolio – Seligman Global Technology Fund

Additional information about the Funds is available in their respective prospectuses, statements of additional information and annual and semi-annual reports to shareholders. The Funds’ most recent annual and semi-annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

GENERAL OVERVIEW

Proposal 1: Approve an Amendment to the Investment Management Services Agreement

The shareholders of certain Funds are being asked to approve a proposed amendment to the Investment Management Services Agreement between Columbia Funds Series Trust II, on behalf of the Funds, and Columbia Management Investment Advisers, LLC (“Columbia Management”). Columbia Capital Allocation Aggressive Portfolio, Columbia Capital Allocation Conservative Portfolio and Columbia Capital Allocation Moderate Portfolio (each, an “IMS Fee Fund” and collectively, the “IMS Fee Funds”) were originally designed as “Funds-of-Funds” that invested exclusively in underlying funds advised by Columbia Management. As part of a broader alignment of asset allocation products offered by Columbia Management, the IMS Fee Funds have recently expanded their investment mandate to include securities and instruments (securities) in addition to underlying funds advised by Columbia Management. This mandate is substantially similar to that of certain other Columbia funds, each a series of Columbia Funds Series Trust and formerly branded as Columbia LifeGoal® Funds (the “Legacy LifeGoal® Portfolios”). The proposed amendment, if approved, is therefore designed to achieve a consistent pricing approach across the target allocation portfolios advised by Columbia Management: the IMS Fee Funds and the Legacy LifeGoal® Portfolios. Except for the investment advisory fee rates payable by those Funds, the Investment Management Services Agreement for such Funds would remain the same in all respects, including that no investment advisory fees would be payable directly by the IMS Fee Funds with respect to investments in other funds in the Columbia Family of Funds for which an investment advisory fee is separately paid. Investment advisory fees are expected to increase, but overall Fund expenses may be lower than if the IMS Fee Funds’ assets were invested exclusively in underlying funds advised by Columbia Management. That is, although the proposed amendment to the IMS Agreement would result in higher “direct” investment advisory fees for net assets invested in securities, direct investment by the IMS Fee Funds in securities, rather than in underlying funds advised by Columbia Management, decreases the “indirect” fees (often referred to as “acquired fund” fees and expenses) incurred by the IMS Fee Fund. Additional information (including fee and expense comparisons) about the proposed amendment to the Investment Management Services Agreement is set forth under Proposal 1.

Proposal 2: Approve a Change to the Fund’s Fundamental Policy Regarding Concentration

The shareholders of Columbia Absolute Return Currency and Income Fund are being asked to approve a change to the fundamental policy regarding concentration. Currently, Columbia Absolute Return Currency and Income Fund has a fundamental investment policy that it will not concentrate in any one industry, provided, however, that this restriction does not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that no more than 25% of the fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

Following an internal review that included portfolio management and product management, Columbia Management determined there was no present intention for Columbia Absolute Return Currency and Income Fund to reserve the right to concentrate in banks, bank holding companies or finance companies. As a result, Proposal 2 asks shareholders to approve the following as a new fundamental investment policy for the Fund, replacing the Fund’s current concentration policy described above:

The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Additional information is set forth under Proposal 2.

Proposal 3: Approve a Change to the Fund’s Fundamental Policy Regarding Concentration

The shareholders of Columbia Seligman Global Technology Fund, Columbia Technology Fund and Columbia Variable Portfolio – Seligman Global Technology Fund (each, a “Technology Fund” and collectively, the “Technology Funds”) are being asked to approve a change in the fundamental policy regarding concentration to provide that each Fund will, under normal market conditions, invest at least 25% of its total assets in securities of companies in the technology and related group of industries. Currently, each Technology Fund has a fundamental investment policy that it will not concentrate in any one industry, provided, however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or, in the case of Columbia Technology Fund, by any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions. For Columbia Technology Fund, the limitation on industry concentration does not apply to assets invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This means that for all other industries, no more than 25% of the Fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

Following an internal review, Columbia Management determined that each Technology Fund would be better able to pursue its investment objectives if it were to concentrate its investments in the technology and related group of industries. Historically, each Technology Fund has treated each of the internet software and services, IT consulting and other services, data processing and outsourced services, application software, systems software, home entertainment software, communications equipment, computer hardware, computer storage and peripherals, electronic equipment and instruments, electronic components, electronic manufacturing services, technology distributors, office electronics, semiconductor equipment, and semiconductors sub-industries as a separate industry for purposes of its policy generally prohibiting the Fund from investing more than 25% of its total assets in the securities of issuers in any industry. Columbia Management believes that the process of monitoring compliance with each Technology Fund’s concentration policy will be simplified, and each Fund will be better able to pursue its investment objectives, if the Fund’s fundamental policy relating to concentration is changed as proposed. Increasing the percentage of a Technology Fund’s total assets that can be invested in the securities of issuers in a single industry or group of related industries increases the risk that the Fund will be adversely affected by events impacting such industries or group of related industries. Such a Fund would be more significantly affected by events impacting such industries than would a Fund that was not so concentrated.

For these reasons, Proposal 3 asks shareholders to approve the following as a new fundamental investment policy for each Technology Fund, replacing the Fund’s current concentration policy described above:

The Fund will, under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the technology and related group of industries, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Additional information is set forth under Proposal 3.

Proposal 4: Approve an Amendment to the Fund’s Investment Objective

The Contract Owners of Columbia Variable Portfolio – Short Duration U.S. Government Fund (the “Short Duration Fund”) are being asked to provide voting instructions to approve the conversion of its investment objective from “fundamental” (i.e., can’t be changed without shareholder approval) to “non-fundamental” (i.e., can be changed by the Board without shareholder approval). Currently, the Short Duration Fund’s investment objective is to seek a “high level of current income and safety of principal consistent with an investment in U.S. government and government agency securities.” The Board has approved, subject to approval of the proposal to make the Short Duration Fund’s investment objective non-fundamental, making the Short Duration Fund’s objective (the “New Objective”) to seek “current income as its primary objective and, as its secondary objective, preservation of capital.” Columbia Management believes the proposed investment objective is generally similar to the current investment objective, but will give the Fund greater investment flexibility. In connection with this proposal, the Board has approved (i) changing the Fund’s principal investment strategies to require the Fund to invest, under normal circumstances, at least 80% of its net assets in mortgage related securities that either are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, and (ii) changing the Fund’s benchmark from the Barclays U.S. 1-3 year Government Index to the Barclays U.S. Mortgage Backed Securities Index.

If this proposal is approved, the New Objective, as stated, would be implemented following the Meeting.

Additional information is set forth under Proposal 4.

Proposal 5: Approve a Reclassification of the Fund from a “Diversified” Fund to a “Non-Diversified” Fund

The shareholders of Columbia Seligman Communications and Information Fund, Columbia Seligman Global Technology Fund, Columbia Technology Fund and Columbia Variable Portfolio – Seligman Global Technology Fund (each, a “Policy Change Fund” and collectively, the “Policy Change Funds”) are being asked to approve a change in the classification of their Fund (each, a “Reclassification” and collectively, the “Reclassifications”) from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the 1940 Act. The Reclassifications would enhance Columbia Management’s flexibility to invest a Policy Change Fund’s assets by easing a restriction on Columbia Management’s ability to manage the portfolio. Additional information (including the associated risks) about the Reclassifications is set forth under Proposal 5.

Effectiveness of the Proposals

None of the proposals is contingent on the outcome of any other proposal. In addition, approval of a proposal by one Fund is not contingent on the approval of the same proposal by any other Fund.

PROPOSAL 1 – Approve an Amendment to the Investment Management Services Agreement

Columbia Capital Allocation Aggressive Portfolio

Columbia Capital Allocation Conservative Portfolio

Columbia Capital Allocation Moderate Portfolio

(each, an “IMS Fee Fund” and collectively, the “IMS Fee Funds”)

Background

The Board has unanimously approved an amendment to the Investment Management Services Agreement (the “IMS Agreement”) between Columbia Management and Columbia Funds Series Trust II, on behalf of each of the IMS Fee Funds. Under the 1940 Act, shareholder approval is required before any Fund can implement the proposed amendment. If shareholders of an IMS Fee Fund do not approve the proposed amendment, such Fund will continue operating pursuant to the IMS Agreement currently in effect.

Prior to November 2011, the IMS Fee Funds invested exclusively in underlying funds advised by Columbia Management. In November 2011, the Board approved a modification to the principal investment strategies of the IMS Fee Funds to allow for direct investment in individual securities and other instruments, including derivatives. These modifications have enhanced the IMS Fee Funds’ ability to make tactical changes and manage cash flows, and such investments generally result in a corresponding reduction in investment in underlying funds advised by Columbia Management. Columbia Management is not currently compensated for its investment advisory services in connection with the purchase and sale of these securities for the IMS Fee Funds. The proposed amendment to the IMS Agreement will bring the fee structure of the IMS Fee Funds into conformity with that of Columbia LifeGoal® Income Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio (formerly, Columbia LifeGoal® Income and Growth Portfolio), Columbia Capital Allocation Moderate Aggressive Portfolio (formerly, Columbia LifeGoal® Balanced Growth Portfolio) and Columbia Strategic Equity Portfolio (formerly, Columbia LifeGoal® Growth Portfolios) (each, a “Legacy LifeGoal® Portfolio” and collectively, the “Legacy LifeGoal® Portfolios”).

The proposed amendment, together with a set of proposed mergers of the Legacy LifeGoal® Portfolios and Capital Allocation branded funds, including the IMS Fee Funds (collectively, the “Capital Allocation Funds”), would result in a single suite of target allocation portfolios, with a consistent investment mandate and pricing structure.

The proposed amendment to the IMS Agreement for each IMS Fee Fund would include a three-part management fee schedule comprised of (i) 0.00% on assets invested in underlying funds advised by Columbia Management (excluding any underlying fund that does not pay an investment advisory fee to Columbia Management), (ii) 0.55% on assets that are invested in securities (including exchange-traded funds, derivatives and individual securities) and underlying funds advised by Columbia Management that do not pay an advisory fee to Columbia Management, and (iii) 0.10% on assets invested in non-exchange traded third-party advised mutual funds. The proposed amendment to the IMS Agreement would result in slightly higher investment advisory fees payable by the IMS Fee Funds based on the allocation of the IMS Fee Funds’ assets as of August 31, 2012. However, because the proposed advisory fee rate with respect to assets invested directly in such securities is lower than the total indirect underlying fund fees and expenses of most funds advised by Columbia Management, direct investment in such securities (even after taking into account the proposed fees imposed on such investments) would generally result in reduced overall expenses (i.e., direct plus indirect expenses) borne by the IMS Fee Funds. Each IMS Fee Fund’s operations and the manner in which Columbia Management generally manages the IMS Fee Fund are not expected to change as a result of this amendment. Except for the direct investment advisory fee rates payable by an IMS Fee Fund, the IMS Agreement for such IMS Fee Funds would remain the same in all respects.

A description of key terms and provisions of the IMS Agreement follows. Additional details about the effects of the proposed amendment on the IMS Fee Funds’ fee rates are set forth under “Changes to Investment Advisory Fee Rates” and “Board Considerations” below. Additional information about Columbia Management is provided in Appendix A.

Description of IMS Agreement

The current IMS Agreement is dated as of September 22, 2010 and was last approved by shareholders of the Funds at a joint special meeting of such shareholders that was held on February 15, 2011.

The IMS Agreement generally provides that, subject to oversight by the Board and the authorized officers of Columbia Funds Series Trust II, Columbia Management agrees to: continuously furnish the IMS Fee Funds with investment advice; decide what securities are to be purchased, held or sold, consistent with the IMS Fee Funds’ respective investment objectives, strategies and policies; perform investment research; prepare and make available to the Board all research and statistical data in connection therewith; and execute or cause the execution of purchase and sell orders for the IMS Fee Funds. The IMS Agreement adds that Columbia Management will determine which investments to make consistent with the IMS Fee Fund’s investment strategies, recommend changes to investment objectives, strategies and policies to the Board and furnish to the Board such reports, statistical data and other information relating to the investment management of the relevant IMS Fee Fund in the form and at such intervals that the Board may reasonably request.

Under the IMS Agreement, Columbia Management, in executing portfolio transactions and selecting brokers or dealers for an IMS Fee Fund, agrees to seek best execution. Columbia Management may consider not only the price of the security being traded (including commission or mark-up), but also other relevant facts such as, without limitation, the size and difficulty of the transaction, the characteristics of the security being traded, the broker-dealer’s financial condition and execution capabilities, or research or other information furnished to Columbia Management. The IMS Agreement explicitly contemplates that Columbia Management may, except where otherwise directed by the Board, execute transactions or pay to a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for an IMS Fee Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction, to the extent consistent with applicable law.

The IMS Agreement contemplates the engagement by Columbia Management of subadvisers for the IMS Fee Funds, and provides that Columbia Management may subcontract and pay for certain of the services described under the IMS Agreement, with the further understanding that the quality and level of services required to be provided under the agreement will not be diminished thereby and with the understanding that Columbia Management will obtain the approval of the Board and/or an IMS Fee Fund’s shareholders as required by applicable law, rules, regulations promulgated thereunder, the terms of the IMS Agreement, resolutions of the Board and Columbia Management’s commitments.

The IMS Agreement contemplates that Columbia Management will provide support as required or requested by the Board with respect to voting proxies solicited by or with respect to the issuers of securities owned by an IMS Fee Fund. The IMS Agreement also contemplates that Columbia Management may vote proxies and provide or withhold consents as directed by the Board from time to time.

The IMS Agreement generally requires that all information provided by an IMS Fee Fund to Columbia Management and vice versa be treated as confidential and non-disclosable to unaffiliated third parties except under limited circumstances. The IMS Agreement generally requires books and records to be maintained by Columbia Management on behalf of an IMS Fee Fund.

Fees

The IMS Fee Funds do not pay Columbia Management a direct management fee under the current IMS Agreement. The amounts that would have been paid by each IMS Fee Fund if the proposed fee rates had been in effect during the last fiscal year are set forth in Appendix B to this Joint Proxy Statement. The amounts paid by the IMS Fee Funds to Columbia Management and its affiliated persons during each such Fund’s last fiscal year are also set forth in Appendix B. Information about the current and proposed fee rates for each IMS Fee Fund is set forth below under “Changes to Investment Advisory Fee Rates – Current and Proposed Management Fee Rates”. In addition, current and proposed fee tables for each IMS Fee Fund are set forth in Appendix C to this Joint Proxy Statement.

Columbia Management is solely responsible for compensating any subadviser(s) for performing any of the duties delegated to them.

Payment of Expenses

The IMS Agreement requires Columbia Management to furnish at its expense the office space, supplies, equipment, clerical help and other personnel and services required to render its investment management services and to pay the compensation of the trustees or officers of Columbia Funds Series Trust II who are directors, officers, or employees of Columbia Management (except to the extent that the Board specifically approves the payment by the Fund of all or a portion of such compensation). The IMS Agreement specifically notes that, except to the extent expressly assumed by Columbia Management, and except to the extent required by law to be paid or reimbursed by Columbia Management, Columbia Management will have no duty to pay any IMS Fee Fund operating expenses incurred in the organization and operation of the Fund.

Limits of Liability

Under the IMS Agreement, and subject to U.S. federal securities laws, neither Columbia Management nor any of its directors, officers, partners, principals, employees or agents will be liable for any acts or omissions or for any loss suffered by an IMS Fee Fund or the Fund’s shareholders or creditors, except for a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties under the IMS Agreement or reckless disregard of its obligations or duties under the IMS Agreement.

Changes to Investment Advisory Fee Rates

The Board has approved, and recommends that shareholders of each IMS Fee Fund approve, an amendment to the IMS Agreement between Columbia Management and Columbia Funds Series Trust II, on behalf of the IMS Fee Funds, that would, at current investment levels, increase the direct investment advisory fee rates payable by each IMS Fee Fund to Columbia Management with respect to assets of the IMS Fee Funds invested in securities other than underlying funds advised by Columbia Management. Except for the investment advisory fee rates, an IMS Agreement for such IMS Fee Fund would remain the same in all respects.

Prior to November 2011, the IMS Fee Funds invested exclusively in underlying funds advised by Columbia Management. In November 2011, the Board approved a change to the principal investment strategies of the IMS Fee Funds to allow for direct investment in individual securities and derivatives. The proposed amendment is intended to provide shareholders of the IMS Fee Funds and the Legacy LifeGoal® Portfolios with a consistent pricing structure, and to compensate Columbia Management for the services it provides to the IMS Fee Funds with respect to investments in securities other than underlying funds advised by Columbia Management. The proposed management fee is typically lower than current total underlying fund expenses, and, as a result, overall (i.e., direct plus indirect) expenses borne by shareholders would potentially fall as a result of an IMS Fee Fund’s investment in direct securities that are subject to the proposed IMS fee.

The proposed amendment to the IMS Agreement for each IMS Fee Fund would include a three-part management fee schedule comprised of (1) 0.00% on assets invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to Columbia Management), (ii) 0.55% on assets that are invested in securities other than third-party advised mutual funds and in Columbia Funds that do not pay an advisory fee (including exchange-traded funds, derivatives and individual securities) and (iii) 0.10% on assets invested in non-exchange traded third-party funds. Based on the allocation of the IMS Fee Funds’ assets as of August 31, 2012, the net increase in fees for the IMS Fee Funds will range from 0.003% to 0.0145%.

The following chart provides additional information on a Fund-by-Fund basis about current and proposed investment advisory fee rates for the IMS Fee Funds and illustrates the impact of the changes to investment advisory fee rates on a consolidated basis, assuming each IMS Fee Fund’s assets are allocated as they were on August 31, 2012.

Current and Proposed Management Fee Rates

	Current Management Fees				Proposed Management Fees
Fund	Fund Average Daily Net Assets (in millions)	Current Advisory	Other Expenses	Total Annual Fund Operating Expenses	Fund Average Daily Net Assets (in millions)	Proposed Advisory	Other Expenses	Total Annual Fund Operating Expenses
Columbia Capital Allocation Aggressive Portfolio-Class A	475,766,458.22	0.00%	0.49%	0.49%	475,766,458.22	0.01%	0.49%	0.50%
Columbia Capital Allocation Aggressive Portfolio-Class B	38,182,737.53	0.00%	1.24%	1.24%	38,182,737.53	0.01%	1.24%	1.25%
Columbia Capital Allocation Aggressive Portfolio-Class C	35,485,551.04	0.00%	1.24%	1.24%	35,485,551.04	0.01%	1.24%	1.25%
Columbia Capital Allocation Aggressive Portfolio-Class R	61,977.17	0.00%	0.70%	0.70%	61,977.17	0.01%	0.70%	0.71%
Columbia Capital Allocation Aggressive Portfolio-Class K	390,612.76	0.00%	0.35%	0.35%	390,612.76	0.01%	0.35%	0.36%
Columbia Capital Allocation Aggressive Portfolio-Class Z	196,177.26	0.00%	0.24%	0.24%	196,177.26	0.01%	0.24%	0.25%
Columbia Capital Allocation Conservative Portfolio-Class A	263,140,219.29	0.00%	0.49%	0.49%	263,140,219.29	0.01%	0.49%	0.50%
Columbia Capital Allocation Conservative Portfolio-Class B	19,657,586.82	0.00%	1.24%	1.24%	19,657,586.82	0.01%	1.24%	1.25%
Columbia Capital Allocation Conservative Portfolio-Class C	40,631,520.06	0.00%	1.24%	1.24%	40,631,520.06	0.01%	1.24%	1.25%
Columbia Capital Allocation Conservative Portfolio-Class R	31,706.08	0.00%	0.75%	0.75%	31,706.08	0.01%	0.75%	0.76%
Columbia Capital Allocation Conservative Portfolio-Class K	57,485.70	0.00%	0.41%	0.41%	57,485.70	0.01%	0.41%	0.42%
Columbia Capital Allocation Conservative Portfolio-Class Z	571,476.48	0.00%	0.24%	0.24%	571,476.48	0.01%	0.24%	0.25%
Columbia Capital Allocation Moderate Portfolio-Class A	1,279,621,848.16	0.00%	0.43%	0.43%	1,279,621,848.16	0.00%	0.43%	0.43%
Columbia Capital Allocation Moderate Portfolio-Class B	93,091,126.74	0.00%	1.18%	1.18%	93,091,126.74	0.00%	1.18%	1.18%
Columbia Capital Allocation Moderate Portfolio-Class C	119,448,312.51	0.00%	1.18%	1.18%	119,448,312.51	0.00%	1.18%	1.18%
Columbia Capital Allocation Moderate Portfolio-Class R	164,610.52	0.00%	0.71%	0.71%	164,610.52	0.00%	0.71%	0.71%
Columbia Capital Allocation Moderate Portfolio-Class K	333,519.31	0.00%	0.34%	0.34%	333,519.31	0.00%	0.34%	0.34%
Columbia Capital Allocation Moderate Portfolio-Class Z	1,217,350.66	0.00%	0.19%	0.19%	1,217,350.66	0.00%	0.19%	0.19%

Appendix C shows current and proposed fee tables for each IMS Fee Fund.

Columbia Management has contractually agreed to cap certain expenses of the IMS Fee Funds through May 31, 2013 to the extent they would exceed an annual rate of 0.51% for Class A, 1.26% for Class B, 1.26% for Class C, 0.76% for Class R, 0.44% for class K and 0.26% for Class Z.

Board Considerations

In September 2012, the Board unanimously approved the proposed amendment to the IMS Agreement on behalf of the IMS Fee Funds. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the proposed investment advisory fee rates before determining to approve the amendment. The schedule of proposed investment advisory fee rates for each IMS Fee Fund under its IMS Agreement is set forth above in “Changes to Investment Advisory Fee Rates – Current and Proposed Management Fee Rates.” The amounts that would have been paid to Columbia Management by the IMS Fee Funds during the most recently completed fiscal year under the amended IMS Agreement are set forth in Appendix B.

In April 2012, Columbia Management presented the Board and its Contracts Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. The Committee and the trustees who are not “interested persons” (as defined in the 1940 Act) of Columbia Funds Series Trust II (the “Independent Trustees”) requested and evaluated materials from, and were provided materials and information regarding the IMS Agreement by, Columbia Management. The Committee, at meetings held in September 2012, reviewed the materials provided in connection with their consideration of the amendment to the IMS Agreement and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and renewal of the current IMS Agreement with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. On September 12, 2012 the Committee recommended that the trustees approve the amendment to the IMS Agreement. On September 13, 2012, the trustees, including a majority of the Independent Trustees, approved the amendment to the IMS Agreement for each IMS Fee Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the amendment to the IMS Agreement. In addition to factors that led to the Trustee’s renewal of the IMS Amendment for each Fund in April 2012, the Trustees considered the following specific factors relating to the proposed amendment in recommending approval and approving the amendment to the IMS Agreement for each IMS Fee Fund:

•	The expected benefits of continuing to retain Columbia Management as the IMS Fee Funds’ investment manager;

•	The terms and conditions of the IMS Agreement, including the proposed increase in the advisory fee schedule for each IMS Fee Fund;

•	The impact of the proposed changes in investment advisory fee rates on each IMS Fee Fund’s total expense ratio;

•	That Columbia Management, and not any IMS Fee Fund, would bear the costs of obtaining any necessary shareholder approvals of the amendment to the IMS Agreement; and

•	The expected benefits of further integrating the target allocation portfolios by adopting a consistent pricing structure.

Nature, Extent and Quality of Services

The trustees considered the nature, extent and quality of services provided to the IMS Fee Funds by Columbia Management under the IMS Agreement, and the resources dedicated to the IMS Fee Funds by Columbia Management and its affiliates. In this regard, the trustees recalled and considered their analyses and conclusions in April 2012 that led to their renewal of each IMS Agreement. They recalled, in particular, their analysis of various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees had considered many developments during 2011 concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the IMS Fee Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. The Independent Trustees also observed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the trustees’ evaluation of the overall package of services provided by Columbia Management, the trustees also recalled their consideration of the quality of administrative services provided to the IMS Fee Funds by Columbia Management. In addition, the trustees had reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The trustees also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The trustees recalled their conclusion in April that the services being performed under the IMS Agreement were of a reasonably high quality and noted that in the short time since April, no new information had been provided to warrant a different conclusion.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services being provided to each IMS Fee Fund under the amended IMS Agreement supported the approval of the amended IMS Agreement.

Investment Performance

The trustees recalled their recent review of information about the performance of each IMS Fee Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each IMS Fee Fund to the performance of peer groups of mutual funds and performance benchmarks. In the case of each IMS Fee Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board observed that the Fund’s performance reflected the interrelationship of market conditions with the particular investment Strategies employed by the past management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:

The trustees recalled their review of comparative fees and the costs of services being provided under the amended IMS Agreement. The trustees had considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the IMS Fee Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the IMS Fee Fund’s contribution to Columbia Management’s profitability. The trustees had reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The trustees accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each IMS Fee Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of each IMS Fee Fund is at, or below, the median expense ratio of funds in the same comparison universe of such IMS Fee Fund). The trustees took into account that each IMS Fee Fund’s total expense ratio (after considering the proposed amendment to the IMS Fees as well as existing expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.

Further, with respect to the proposed imposition of an IMS fee on each IMS Fee Fund’s direct securities investments, the Independent Trustees specifically considered that while investment advisory fees are expected to increase very slightly, the overall Fund expenses may be lower than if there was no direct management fee at all and the IMS Fee Funds’ assets were invested exclusively in underlying funds advised by Columbia Management because the proposed advisory fee rate with respect to assets invested directly in securities is lower than the total indirect underlying fund fees and expenses of most funds advised by Columbia Management.

Based on its review, the trustees concluded that the IMS Fee Funds’ proposed management fee was fair and reasonable in light of the extent and quality of services that the IMS Fee Funds receive.

The trustees also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the IMS Fee Funds. In this regard, the Trustees considered their evaluation of profitability in April 2012 and their conclusion that profitability levels from the IMS Fee Funds were reasonable. They also observed that since the proposed fee should not have any direct material impact on the level of advisory fees paid to Columbia Management and that, in fact, total fund expenses may be reduced, their conclusion in April regarding the reasonableness of profitability remains applicable after considering the proposed fee change.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each IMS Fee Fund, to groups of related funds and to Columbia Management’s investment advisory clients as a whole, and the extent to which those economies of scale would be shared with the IMS Fee Funds through breakpoints in the proposed investment advisory fee rates or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The Trustees observed that, currently, the proposed fees would result in only an immaterial increase in direct advisory fees and, thus, economies of scale are not yet materially relevant. However, the Trustees agreed to monitor direct IMS fees of the IMS Fee Funds, going forward, to assess the potential for these Funds to realize economies of scale to the extent higher levels of assets may be invested in direct securities investments (and, thus, are subject to higher IMS fees) and/or their overall expense ratios increase in the future in any material respect.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each IMS Fee Fund.

Based on the foregoing, the trustees concluded that the proposed investment advisory fee rates for each IMS Fee Fund are acceptable. Accordingly, the Board unanimously approved the amendment to the IMS Agreement with respect to each IMS Fee Fund and unanimously recommends that shareholders of each such Fund vote “FOR” the approval of Proposal 1.

Required Vote and Recommendation

For each IMS Fee Fund, approval of the amendment to the IMS Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of an IMS Fee Fund vote together as a single class on Proposal 1. Each IMS Fee Fund’s shareholders vote separately from each other Fund’s shareholders on Proposal 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE IMS AGREEMENT.

PROPOSAL 2 – Approve a Change to the Fund’s Fundamental Policy Regarding Concentration

Columbia Absolute Return Currency and Income Fund

The Board has approved, on behalf of Columbia Absolute Return Currency and Income Fund, and recommends that shareholders of Columbia Absolute Return Currency and Income Fund approve, a proposal to change the Columbia Absolute Return Currency and Income Fund’s fundamental policy regarding concentration.

Columbia Absolute Currency and Income Fund currently has a fundamental investment policy that it will not concentrate in any one industry, provided, however, that this restriction does not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that not more than 25% of the fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

In January 2012, following an internal review that included portfolio management and product management teams, Columbia Management determined there was no present intention for Columbia Absolute Return Currency and Income Fund to reserve the right to concentrate in banks, bank holding companies or finance companies. As a result, Proposal 2 asks shareholders to approve the following as a new fundamental investment policy (the “New Policy”) for the Fund, replacing the Fund’s current concentration policy described above:

The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The New Policy is the standard concentration policy that is used across most of the Columbia Funds.

If shareholders approve the New Policy for Columbia Absolute Return Currency and Income Fund, the New Policy will take effect shortly after the Meeting. If shareholders do not approve the New Policy, Columbia Absolute Return Currency and Income Fund will continue to operate with its current fundamental investment policy regarding concentration.

Required Vote and Recommendation

For Columbia Absolute Return Currency and Income Fund, approval of the New Policy requires the affirmative vote of a “majority of the outstanding voting securities” of Columbia Absolute Return Currency and Income Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of Columbia Absolute Return Currency and Income Fund or (ii) 67% or more of the outstanding voting securities of Columbia Absolute Return Currency and Income Fund present at the Meeting if more than 50% of the outstanding voting securities of Columbia Absolute Return Currency and Income Fund are present at the Meeting in person or represented by proxy. All shares of Columbia Absolute Return Currency and Income Fund vote together as a single class on this Proposal 2.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED CHANGE TO THE FUNDAMENTAL POLICY REGARDING CONCENTRATION.

PROPOSAL 3 – Approve a Change to the Fund’s Fundamental Policy Regarding Concentration

Columbia Seligman Global Technology Fund

Columbia Technology Fund

Columbia Variable Portfolio – Seligman Global Technology Fund

The Board has approved, on behalf of Columbia Seligman Global Technology Fund, Columbia Technology Fund and Columbia Variable Portfolio – Seligman Global Technology Fund (each, a “Technology Fund” and collectively, the “Technology Funds”), and recommends that shareholders of each Technology Fund approve a proposal to change the Fund’s fundamental policy regarding concentration to provide that the Fund will, under normal market conditions, invest at least 25% of its total assets in securities of companies in the technology and related group of industries (the “New Policy”).

Each Technology Fund currently has a fundamental investment policy that it will not concentrate in any one industry, provided, however, that this restriction does not apply to securities or obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or, in the case of Columbia Technology Fund, by any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions. For Columbia Technology Fund, the limitation on industry concentration does not apply to assets invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This means that for all other industries, not more than 25% of the Fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

Following an internal review, Columbia Management determined that each Technology Fund would be better able to pursue its investment objectives if it were to concentrate its investments in the technology and related group of industries. Historically, each Technology Fund has treated each of the internet software and services, IT consulting and other services, data processing and outsourced services, application software, systems software, home entertainment software, communications equipment, computer hardware, computer storage and peripherals, electronic equipment and instruments, electronic components, electronic manufacturing services, technology distributors, office electronics, semiconductor equipment, and semiconductors sub-industries as a separate industry for purposes of its policy generally prohibiting the Fund from investing more than 25% of its total assets in the securities of issuers in any industry. Columbia Management believes that the process of monitoring compliance with each Technology Fund’s concentration policy will be simplified, and each Fund will be better able to pursue its investment objectives, if the Fund’s fundamental policy relating to concentration is changed as proposed. Increasing the percentage of a Technology Fund’s total assets that can be invested in the securities of issuers in a single industry or group of related industries increases the risk that the Fund will be adversely affected by events impacting such industries or group of related industries. Such a Fund would be more significantly affected by events impacting such industries than would a Fund that was not so concentrated.

For these reasons, Proposal 3 asks shareholders to approve the following as a new fundamental investment policy for each Technology Fund, replacing the Fund’s current concentration policy described above:

The Fund will, under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the technology and related group of industries, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

If shareholders approve the New Policy for each Technology Fund, the New Policy will take effect shortly after the Meeting. If shareholders do not approve the New Policy, the Technology Funds will continue to operate with their current fundamental investment policies regarding concentration.

Required Vote and Recommendation

For each Technology Fund, approval of the New Policy requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of a Technology Fund vote together as a single class on this Proposal 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE (OR PROVIDE INSTRUCTIONS TO VOTE) FOR THE PROPOSED CHANGE TO THE FUNDAMENTAL POLICY REGARDING CONCENTRATION.

PROPOSAL 4 – Approve an Amendment to the Fund’s Investment Objective

Columbia Variable Portfolio – Short Duration U.S. Government Fund

The Board has approved, on behalf of Columbia Variable Portfolio – Short Duration U.S. Government Fund (the “Short Duration Fund”) and recommends that Contract Owners of the Short Duration Fund provide voting instructions to approve the conversion of its investment objective from “fundamental” (i.e., one that cannot be changed without shareholder approval) to “non-fundamental” (i.e., one that can be changed by the Board without shareholder approval) (the “Conversion”). Currently, the Short Duration Fund’s investment objective is to seek a “high level of current income and safety of principal consistent with an investment in U.S. government and government agency securities.” The Board has approved, subject to approval of the proposal to make the Short Duration Fund’s investment objective non-fundamental, changing the Short Duration Fund’s objective (the “New Objective”) to seek “current income as its primary objective and, as its secondary objective, preservation of capital.” Columbia Management believes the proposed investment objective is generally similar to the current investment objective, but will give the Fund greater investment flexibility.

By changing the investment objective to non-fundamental, the Board will have the authority to modify the Short Duration Fund’s investment objective in the future without shareholder approval. If shareholders of the Short Duration Fund approve the Conversion proposal, any future changes would only be subject to approval by the Board. Changing the investment objective from “fundamental” to “non-fundamental” will give Columbia Management and the Board additional flexibility to make changes to the Short Duration Fund’s investment objective that the Board deems appropriate in the future to address changing market conditions or performance issues, while saving the Short Duration Fund the cost of a proxy solicitation.

If this proposal is approved, the New Objective, consistent with the Board’s approval, would be implemented shortly after the Meeting. In addition, the Fund would implement the following changes also approved by the Board: (i) changing the Fund’s principal investment strategies to require the Fund to invest, under normal circumstances, at least 80% of its net assets in mortgage related securities that either are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, and (ii) changing the Fund’s benchmark from the Barclays U.S. 1-3 year Government Index to the Barclays U.S. Mortgage Backed Securities Index. If shareholders do not approve the Conversion proposal, the Short Duration Fund’s investment objective will remain as it is currently, and the Short Duration Fund’s investment objective will continue to be “fundamental.” This would require the Board to seek shareholder approval if, in the future, it decides to change the investment objective.

Required Vote and Recommendation

Approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Short Duration Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of the Fund vote together as a single class on this Proposal 4.

THE BOARD UNANIMOUSLY RECOMMENDS THAT CONTRACT OWNERS INSTRUCT THEIR PARTICIPATING INSURANCE COMPANIES TO VOTE FOR APPROVAL OF THE AMENDMENT TO THE INVESTMENT OBJECTIVE

PROPOSAL 5 – Approve a Reclassification of the Fund from a “Diversified” Fund to a “Non-Diversified” Fund

Columbia Seligman Communications and Information Fund

Columbia Seligman Global Technology Fund

Columbia Technology Fund

Columbia Variable Portfolio – Seligman Global Technology Fund

The Board has approved, on behalf of Columbia Seligman Communications and Information Fund, Columbia Seligman Global Technology Fund, Columbia Technology Fund and Columbia Variable Portfolio – Seligman Global Technology Fund (each a “Policy Change Fund” and collectively, the “Policy Change Funds”), and recommends that shareholders of each Policy Change Fund approve, a proposal to change the classification of such Policy Change Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the 1940 Act (each, a “Reclassification” and collectively, the “Reclassifications”).

Each Policy Change Fund is currently classified as a diversified fund under the 1940 Act. This means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. With respect to the remaining 25% of the fund’s total assets, there is no limitation on the amount of assets the fund may invest in any one issuer. By changing its classification to a “non-diversified” fund, a Policy Change Fund would no longer be subject to these restrictions. Under the 1940 Act, shareholder approval is necessary to change from a diversified fund to a non-diversified fund.

Although approval of the Reclassification proposal may change certain diversification requirements under the 1940 Act, a Policy Change Fund would continue to be subject to certain independent diversification requirements under the Internal Revenue Code of 1986 (the “Code”). Under the Code, with respect to 50% of its total assets, a Policy Change Fund may not invest more than 5% of its total assets in securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. With respect to the remaining 50% of its assets, such Policy Change Fund may not invest more than 25% of its assets in securities of any one issuer. These limits apply only as of the end of such quarter of the Policy Change Fund’s fiscal year, so each Policy Change Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. There will be no adverse tax consequences as a result of the Reclassification.

Columbia Management is seeking the change to enhance its flexibility to invest each Policy Change Fund’s assets by easing a restriction on Columbia Management’s ability to manage the portfolio and providing the authority to invest larger portions of the Policy Change Fund’s portfolio in a single issuer, including potentially as much as 25% of its total assets in the securities of each of two issuers. The Reclassifications would align Columbia Management’s flexibility with respect to the Policy Change Funds with the flexibility it already has, or is seeking to implement, with respect to similar funds it advises. Columbia Management believes that this increased investment flexibility would permit it to more effectively manage the Policy Change Funds and may provide more opportunities to enhance each Policy Change Fund’s performance.

This increased investment flexibility may, however, make a Policy Change Fund more susceptible to economic, business, political or other factors affecting the particular issuers in which they invest because larger investments may have a greater effect on a non-diversified fund’s performance. Therefore, each Policy Change Fund may be more exposed to the risks of loss and volatility from individual holdings than a fund that invests more broadly and is “diversified.” However, it is important to note that, with respect to 50% of a Policy Change Fund’s total assets, the additional diversification requirements under the Code will continue to limit investments in securities of any one issuer to 5% of total assets.

If shareholders approve the Reclassification proposal for each Policy Change Fund, the Reclassification will take effect shortly after the Meeting. If shareholders do not approve the Reclassification proposal, each Policy Change Fund will continue to operate as a “diversified” fund.

Required Vote and Recommendation

For each Policy Change Fund, approval of the Reclassification requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of a Policy Change Fund vote together as a single class on this Proposal 5.

At a meeting held on September 13, 2012, the Board of Columbia Seligman Communications and Information Fund, Columbia Seligman Global Technology Fund and Columbia Variable Portfolio – Seligman Global Technology Fund voted to present the Reclassification proposal for shareholder approval. At a meeting held on October 24, 2012, the Board of Columbia Technology Fund voted to present the Reclassification proposal for shareholder approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE (OR PROVIDE

INSTRUCTIONS TO VOTE) FOR THE APPROVAL OF THE RECLASSIFICATION PROPOSAL.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

For Columbia Absolute Return Currency and Income Fund, Columbia Capital Allocation Aggressive Portfolio, Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio, Columbia Seligman Communications and Information Fund, Columbia Seligman Global Technology Fund and Columbia Technology Fund (Proposals 1, 2, 3 and 5):

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast, as applicable, (i) FOR the approval of the proposed amendment to the IMS Agreement between Columbia Funds Series Trust II, on behalf of each IMS Fee Fund, and Columbia Management (Proposal 1); (ii) FOR the approval of a change in the fundamental policy regarding concentration for Columbia Absolute Return Currency and Income Fund (Proposal 2); (iii) FOR the approval of a change in the fundamental policy regarding concentration for Columbia Seligman Global Technology Fund and Columbia Technology Fund (Proposal 3); and (iv) FOR the approval of the reclassification of each of Columbia Seligman Communications and Information Fund, Columbia Seligman Global Technology Fund and Columbia Technology Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the 1940 Act (Proposal 5). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to one or more proposals in the event that a quorum is not obtained and/or sufficient votes in favor of any proposal are not received. Not all proposals affect each Fund, and shareholders of a Fund will only be entitled to cast votes and authorize proxies on those proposals affecting the Fund in which they are shareholders. None of the Proposals is contingent on the other Proposals. In addition, approval of any Proposal by an affected Fund is not contingent on the approval of the same proposal by any other affected Fund.

Revocation of Proxies

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Funds’ proxy solicitor at Computershare Fund Services, c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call (800) 708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

For each IMS Fee Fund, Columbia Absolute Return Currency and Income Fund, Columbia Seligman Communications and Information Fund and Columbia Seligman Global Technology Fund, ten percent (10.0%) of the shares of a Fund or the Trust as a whole entitled to vote, present in person or by proxy, constitutes a quorum of such Fund or the Trust as a whole, respectively. For Columbia Technology Fund, thirty percent (30%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum. Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. A quorum of each IMS Fee Fund, Columbia Absolute Return Currency and Income Fund, Columbia Seligman Communications and Information Fund, Columbia Seligman Global Technology Fund and Columbia Technology Fund is required to take action on Proposals 1, 2, 3 and 5, respectively.

In the event that a quorum of shareholders of a Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of any proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned with respect to one or more Funds or the Trust and/or with respect to one or more proposals by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of each Fund at the close of business on November 27, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held on the Record Date is listed in Appendix D. Shareholders of the Funds are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

For each IMS Fee Fund, Columbia Absolute Return Currency and Income Fund, Columbia Seligman Communications and Information Fund, Columbia Seligman Global Technology Fund and Columbia Technology Fund, approval of Proposals 1, 2, 3 and 5, as applicable, requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of an IMS Fee Fund, Columbia Absolute Return Currency and Income Fund, Columbia Seligman Communications and Information Fund, Columbia Seligman Global Technology Fund and Columbia Technology Fund vote together as a single class on Proposals 1, 2, 3 and 5, as applicable, and each Fund’s shareholders vote separately from shareholders of other Funds that are voting on the same Proposal.

Effect of Abstentions and Broker Non-Votes

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast; however, an abstention or broker non-vote will be counted for purposes of attaining a quorum. Abstentions and broker non-votes will have the same effect as a vote against Proposals 1, 2, 3 and 5.

For Columbia Variable Portfolio – Short Duration U.S. Government Fund and Columbia Variable Portfolio – Seligman Global Technology Fund (Proposals 3, 4 and 5):

Voting Information

Separate accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity and/or variable life insurance policies (each a “Contract”) are the predominant shareholders of Columbia Variable Portfolio – Short Duration U.S. Government Fund and Columbia Variable Portfolio – Seligman Global Technology Fund (each, a “Variable Portfolio Fund” and collectively, the “Variable Portfolio Funds”). The Participating Insurance Companies generally vote the shares of the Variable Portfolio Funds that are attributable to such separate accounts in accordance with timely instructions received from owners of the Contracts (the “Contract Owners”) that have contract values allocated to such separate accounts invested in shares of a Variable Portfolio Fund. A Participating Insurance Company may determine what it deems to be timely instructions and, accordingly, may establish cut-off times for submitting voting instructions that are earlier than the date and time of the Meeting. The number of shares of a Variable Portfolio Fund for which a Contract Owner may give voting instructions is based on the number of shares, including fractions of shares, held in the separate account attributable to the Contract Owner’s Contract on the Record Date (as defined below).

If a voting instruction is not received from a Contract Owner, the Participating Insurance Company will vote the shares attributable to that Contract Owner in the same proportions (for, against or abstaining as to the applicable proposal) as all shares for which voting instructions have been received from other Contract Owners. If a Voting

Instruction Card is received from a Contract Owner without indicating a voting instruction, the Participating Insurance Company will vote those shares, as applicable, (i) FOR the approval of a change to the fundamental policy regarding concentration for Columbia Variable Portfolio – Seligman Global Technology Fund (Proposal 3); (ii) FOR the approval of the amendment to Columbia Variable Portfolio – Short Duration U.S. Government Fund’s investment objective (Proposal 4); and (iii) FOR the approval of the reclassification of Columbia Variable Portfolio – Seligman Global Technology Fund from a “diversified” fund to a “non-diversified” fund (Proposal 5). As a result of these proportional voting procedures, a relatively small number of Contract Owners can determine the outcome of the votes.

Revocation of Voting Instructions

Contract Owners may revoke voting instructions by providing written notice of revocation to their Participating Insurance Company, by submitting a subsequently executed and dated Voting Instruction Card, or by submitting voting instructions by telephone or Internet. If a Contract Owner submits a voting instruction by telephone or through the Internet, he or she may revoke it by submitting a subsequent timely voting instruction by telephone or Internet or by completing, signing and timely returning a Voting Instruction Card dated as of a date that is later than his or her last telephone or Internet voting instruction.

Revocation of Proxies

Contract Owners may revoke prior proxy instructions by providing superseding proxy instructions by written notice to Computershare Fund services at 800-708-7953, by submitting a subsequently executed and dated proxy card, by authorizing their proxy by telephone or internet, or by attending the Meeting and casting their vote in person. Contract Owners who plan on attending the Meeting should call (866) 492-5763 to obtain important information regarding attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

For each Variable Portfolio Fund, thirty percent (30%) of the shares of the Fund entitled to vote, present in person or by proxy, constitutes a quorum at a shareholders’ meeting. Because the Participating Insurance Companies intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned, it is expected that the presence at the Meeting, in person or by proxy, of Participating Insurance Companies entitled to cast such votes will constitute a quorum regardless of the number of Contract Owners who provide voting instructions.

The inspectors of election will treat abstentions as present for purposes of determining a quorum. A quorum of shareholders of each Variable Portfolio Fund is required to take action at the Meeting on Proposals 3, 4 and 5. In the event that a quorum of shareholders of each Variable Portfolio Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of any proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned for a reasonable time after the date originally set for the Meeting with respect to each Variable Portfolio Fund by a majority of votes properly cast upon the question, without further notice, and further solicitations may be made. Because separate accounts of the Participating Insurance Companies are the predominant shareholders of record of each Variable Portfolio Fund, the Variable Portfolio Funds expect all such shares to be present at the Meeting.

If you were a Contract Owner with a beneficial interest in a Fund as of the close of business on November 27, 2012 (the “Record Date”), you are entitled to notice of the Meeting and have the right to instruct your Participating Insurance Company as to the manner in which shares of the Variable Portfolio Fund attributable to your Contract should be voted. The number of outstanding shares of each class of shares of each Variable Portfolio Fund held on the Record Date is listed in Appendix D. Shareholders of the Variable Portfolio Funds are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

If your shares or Contract interests are held in an IRA account, you have the right to vote or provide voting instructions on those shares or interests. If you do not provide voting instructions with respect to your shares or interests, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares or provide voting instructions for interests for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

For each Variable Portfolio Fund, approval of Proposals 3, 4 and 5 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of a Variable Portfolio Fund vote together as a single class on Proposals 3, 4 and 5.

Effect of Abstentions

For all matters to be voted upon, an abstention will not be considered a vote cast; however, an abstention will be counted for purposes of attaining a quorum. Abstentions will have the same effect as a vote against Proposals 3, 4 and 5.

For All Funds:

Annual Meetings and Shareholder Proposals

The Trusts do not regularly hold annual meetings of shareholders but may from time to time schedule special meetings. The Governance Committee of the Board typically will consider trustee candidates submitted by shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to the Funds (Attention: Secretary). To be timely for consideration by the Governance Committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. Otherwise, such submission shall be subject to the timeline requirements set forth below for submission of other shareholder proposals.

Any submission should include, at a minimum, the following information as to each individual proposed for election as a trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual would or would not qualify as a Non-Interested Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules and regulations promulgated thereunder (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a trustee (if elected)). Shareholder submissions will be considered for inclusion in a proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of trustees is to be considered. It is not anticipated that there will be a meeting to elect trustees before [[February 2016]]. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of U.S. federal securities laws. Shareholders of each IMS Fee Fund, Columbia Absolute Return Currency and Income Fund, Columbia Seligman Communications and Information Fund and Columbia Seligman Global Technology Fund may submit proposals in writing to c/o The Secretary of Columbia Funds Series Trust II, 225 Franklin Street, Boston, MA 02110. Shareholders of Columbia Variable Portfolio – Short Duration U.S. Government Fund and Columbia Variable Portfolio – Seligman Global Technology Fund may submit proposals in writing to c/o The Secretary of Columbia Funds Variable Series Trust II, 225 Franklin Street, Boston, MA 02110. Shareholders of Columbia Technology Fund may submit proposals in writing to c/o The Secretary of Columbia Funds Series Trust I, 225 Franklin Street, Boston, MA 02110.

OTHER INFORMATION

Current Service Providers

Columbia Management, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment manager and administrator of the Funds. Columbia Management Investment Distributors, Inc., also located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the principal underwriter of the Funds. The Funds paid no commissions to any affiliated brokers during each Fund’s most recent fiscal year.

Other Matters to Come Before the Meeting

Columbia Management does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Principal Shareholders

Appendix E to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of October 31, 2012. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of such Fund. The Trustees and officers of the Trusts, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares as of October 31, 2012.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by Columbia Management or an affiliated company and not by the Funds. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trusts, Columbia Management and Columbia Management Investment Distributors, Inc. The Funds have engaged Computershare Fund Services to assist in soliciting at an estimated cost of approximately $[[— ]], which will be paid by Columbia Management or an affiliated company. The agreement with Computershare provides for indemnification of Computershare in certain circumstances and requires Computershare to keep certain information confidential.

Joint Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card or Voting Instruction Card, as applicable, for each account. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement or ask questions about this Joint Proxy Statement by:

For each Variable Portfolio Fund: calling the Participating Insurance Company that issued your Contract.

For each other Fund: writing to the appropriate Fund at the following address: Computershare Fund Services, c/o Operation Department, 280 Oser Ave., Hauppauge, NY 11788, or by calling Computershare Fund Services toll free at (800) 708-7953.

Shareholder Reports

The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual report and its most recent semiannual report subsequent to such annual report, to its shareholders on request. Additional copies of any of these documents are available by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Christopher O. Petersen
Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card or Voting Instruction Card, by calling the toll-free number listed on the enclosed Proxy Card or Voting Instruction Card, or by mailing the enclosed Proxy Card or Voting Instruction Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card or Voting Instruction Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card or Voting Instruction Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

APPENDIX A

More Information About Columbia Management

Executive Officers and Directors of Columbia Management

Columbia Management is a wholly owned subsidiary of Ameriprise Financial, Inc. The principal offices of Ameriprise Financial, Inc. are located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Information regarding the officers and directors of Columbia Management is shown below.

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110	President (2009)	Senior Vice President and General Manager – Mutual Fund Products (2010)	President, RiverSource Funds since 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 – April 2010; Treasurer, Columbia Funds, October 2003 – May 2008.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110	Treasurer and Chief Financial Officer (2009)	Vice President (2010)	Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Michael E. DeFao (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President and Assistant Secretary (2011)	None	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110	Vice President and Chief Accounting Officer (2008)	Vice President, Mutual Fund Administration (2010)	Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President and Assistant Secretary (2010)	None	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Amy K. Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President (2010)	Senior Vice President and Chief Operating Officer (2010)	Chief Administrative Officer, Columbia Management, 2009 – April 2010 (previously Vice President – Asset Management and Trust Company Services, 2006 – 2009).

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Ryan C. Larrenaga (Born 1970) 225 Franklin Street Boston, MA 02110	Assistant Secretary (2005)	None	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110	Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, (2010)	Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111	Senior Vice President (2010)	Director and Chief Investment Officer (2010)	Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Paul D. Pearson (Born 1956) 225 Franklin Street Boston, MA 02110	Vice President and Assistant Treasurer (2011)	Vice President, Investment Accounting (2010)	Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President and Secretary (2010)	None	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President, Chief Legal Officer and Assistant Secretary (2010)	Senior Vice President, Assistant Secretary and Chief Legal Officer (2005)	Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006.

Comparable Funds for Which Columbia Management Serves as Investment Adviser

Columbia Management currently manages certain funds with investment objectives that are similar to those of the IMS Fee Funds. The table below identifies each such fund, its net assets as of August 31, 2012, and Columbia Management’s investment advisory fee rate with respect to that fund. Shareholders of certain of those funds are being asked to approve new investment management services agreements or an amendment to the investment management services agreements that could change the fee rates for such funds. Except for the elimination of a performance incentive adjustment, if any, these fee changes are not reflected in the table below, which show fee rates as of August 31, 2012.

		Comparable Fund Assets as of	Comparable Fund Advisory Fee Rate
Fund(s)	Comparable Fund(s)	08/31/2012 (Millions $)	Assets (Millions)	Fee Rate
Columbia	Columbia Value and Restructuring Fund	2,810	$0 - $3,000	0.690%
Capital			$3,000 - $6,000	0.560%
Allocation			$6,000 - $12,000	0.540%
Aggressive			>$12,000	0.540%
Portfolio
	Columbia Variable Portfolio – Large Core

	Quantitative Fund	1,270	$0 - $500	0.710%

			$500 - $1,000	0.660%
			$1,000 - $3,000	0.565%
			$3,000 - $6,000	0.560%
			$6,000 - $12,000	0.540%
			>$12,000	0.540%

Columbia	Columbia Income Builder Fund	868	ALL	0.00%
Capital
Allocation	Columbia Capital Allocation Moderate
Conservative	Conservative Portfolio (formerly, Columbia
Portfolio	LifeGoal Income & Growth Portfolio)	129	Securities (including ETFs)	0.55%
			Derivatives	0.55%
			Columbia Funds without a
			Management Fee	0.55%
			Third-party mutual funds	0.10%
			Columbia Funds with a
			Management Fee	0.00%
	Columbia Portfolio Builder Moderate
	Conservative Fund	567	ALL	0.00%

	Variable Portfolio – Conservative Portfolio	3,128	ALL	0.00%

	Variable Portfolio – Moderately Conservative Portfolio	6,350	ALL	0.00%

Columbia
Capital	Columbia Variable Portfolio – Asset
Allocation	Allocation Fund
Moderate		99	Securities (including ETFs)	0.550%
Portfolio			Derivatives	0.550%
			Columbia Funds without a
			Management Fee	0.550%
			Third-party mutual funds	0.100%
			Columbia Funds with a
			Management Fee	0.000%

	Variable Portfolio – Moderate Portfolio	21,503	ALL	0.00%

APPENDIX B

Current and Proposed Fees Paid or Payable to Columbia Management and Affiliates

Advisory Fees Paid (Under Current Investment Advisory Fee Rates) and Payable (Under Proposed

Investment Advisory Fee Rates)

The advisory fees that would have been paid under the proposed advisory fee schedule assume that each IMS Fee Fund’s assets are allocated throughout the last fiscal year as they were as of January 31, 2012.

Fund Name	Column 1: Direct Advisory Fees Paid During the Most Recently Completed Fiscal Year Net of Reimbursements and Waivers ($)	Column 2: Direct Advisory Fees that Would Have Been Paid During the Most Recently Completed Fiscal Year Under Proposed Advisory Fee Schedule Exclusive of Reimbursements and Waivers ($)	Column 3: Difference between Column 1 and 2 (% Increase)	Column 4: Advisory Fees that Would Have Been Paid During the Most Recently Completed Fiscal Year under Current Advisory Fee Rates Exclusive of Reimbursements and Waivers ($)	Column 5: Difference between Columns 4 and 2 (% Increase)
Fiscal Year Ended January 31, 2012
Columbia Capital Allocation Aggressive Portfolio	$0	17,823.91	100%	$0	100%
Columbia Capital Allocation Conservative Portfolio	$(13)	1,386.60	100%	$0	100%
Columbia Capital Allocation Moderate Portfolio	$0	29,907.48	100%	$0	100%

B-1

Amounts Paid by Each IMS Fee Fund to Columbia Management and Affiliates

The following table indicates amounts paid by each IMS Fee Fund to Columbia Management, an affiliated person of Columbia Management and/or an affiliated person of such affiliated person of Columbia Management (together with any affiliated person of Columbia Management, the “affiliates”) during each Fund’s last fiscal year:

Fund	Gross Investment Advisory Fees Paid to Columbia Management and/or its Affiliates ($)	Net Administrative Fees Paid to Columbia Management and/ or its Affiliates ($)	Net Distribution and/or Service Fees Paid to Columbia Management and/or its Affiliates ($)	Net Transfer Agency Fees Paid to Columbia Management and/or its Affiliates ($)
For Funds with Fiscal Year Ended January 31, 2012
Columbia Capital Allocation Aggressive Portfolio	$—	$114,274.56	$2,101,155.23	$1,042,235.44
Columbia Capital Allocation Conservative Portfolio	$—	$57,671.35	$1,156,736.89	$372,506.72
Columbia Capital Allocation Moderate Portfolio	$—	$283,802.84	$5,279,220.13	$2,035,472.50

B-2

APPENDIX C

Comparison of Current and Proposed Annual Operating Expenses of the IMS Fee Funds

Columbia Management and certain of its affiliates have contractually agreed to waive certain fees and/or reimburse certain expenses as described in the footnotes below. These fee waivers and expense reimbursements apply to total annual fund operating expenses (subject to certain exclusions, such as taxes, transaction fees or brokerage commissions, fees and expenses associated with investment in other pooled investment vehicles, including exchange traded funds and other affiliated and unaffiliated mutual funds, investment advisory fees, and other expenses that are deemed extraordinary by the Board). This fee and expense arrangement may only be modified or amended with approval from the Board and from all parties to such agreement, including the Fund and Columbia Management.

Columbia Capital Allocation Aggressive Portfolio

Columbia Capital Allocation Aggressive Portfolio	Class A		Class B		Class C		Class R		Class K		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees (1)	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses (2)	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.33%	0.33%	0.28%	0.28%
Acquired fund fees and expenses	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Total Annual Fund Operating Expenses	1.34%	1.34%	2.09%	2.09%	2.09%	2.09%	1.59%	1.59%	1.14%	1.14%	1.09%	1.09%
Less: Fee waiver/expenses reimbursement (3)	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	0.00%	0.00%	(0.04)%	(0.04)%
Total annual Fund operating expenses after fee waiver/expense	1.30%	1.30%	2.05%	2.05%	2.05%	2.05%	1.55%	1.55%	1.14%	1.14%	1.05%	1.05%

(1)	Management fees are composed of an investment management service fee of 0.00% and an administration fee of 0.02%. Columbia Management has implemented a schedule for the Fund’s investment advisory fees whereby the Fund pays (i) 0.00% on its assets that are invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to Columbia Management), (ii) 0.55% on its assets that are invested in securities other than third party advised mutual funds and Columbia Funds that do not pay an advisory fee (including exchange-traded funds, derivatives and individual securities), and (iii) 0.10% on its assets that are invested in non-exchange traded third party funds.
(2)	Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.
(3)	Columbia Management and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, investment advisory fees and extraordinary expenses) until May 31, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.51% for Class A, 1.26% for Class B, 1.26% for Class C, 0.76% for Class R, 0.44% for class K and 0.26% for Class Z.

Expense example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on May 31, 2013, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Capital Allocation Aggressive Portfolio		1 year	3 years	5 years	10 years
Class A	Current	$624	$898	$1,193	$2,032
	Proposed	$624	$898	$1,193	$2,032
Class B	Current
	Did not sell your shares	$128	$575	$1,049	$2,166
	Sold your shares at end of period	$628	$875	$1,249	$2,166
	Proposed
	Did not sell your shares	$128	$575	$1,049	$2,166
	Sold your shares at end of period	$628	$875	$1,249	$2,166
Class C	Current
	Did not sell your shares	$128	$575	$1,049	$2,360
	Sold your shares at end of period	$228	$575	$1,049	$2,360
	Proposed
	Did not sell your shares	$128	$575	$1,049	$2,360
	Sold your shares at end of period	$228	$575	$1,049	$2,360
Class R	Current	$78	$421	$788	$1,825
	Proposed	$78	$421	$788	$1,825
Class K	Current	$45	$293	$561	$1,329
	Proposed	$45	$293	$561	$1,329
Class Z	Current	$27	$264	$521	$1,259
	Proposed	$27	$264	$521	$1,259

Columbia Capital Allocation Conservative Portfolio

Columbia Capital Allocation Conservative Portfolio	Class A		Class B		Class C		Class R		Class K		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees (1)	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses (2)	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.39%	0.39%	0.28%	0.28%
Acquired fund fees and expenses	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	1.12%	0.12%	1.87%	1.87%	1.87%	1.87%	1.37%	1.37%	0.98%	0.98%	0.87%	0.87%
Less: Fee waiver/expenses reimbursement (3)	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	0.00%	0.00%	(0.04)%	(0.04)%
Total annual Fund operating expenses after fee waiver/expense	1.08%	1.08%	1.83%	1.83%	1.83%	1.83%	1.33%	1.33%	0.98%	0.98%	0.83%	0.83%

(1)	Management fees are composed of an investment management service fee of 0.00% and an administration fee of 0.02%. Columbia Management has implemented a schedule for the Fund’s investment advisory fees whereby the Fund pays (i) 0.00% on its assets that are invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to Columbia Management), (ii) 0.55% on its assets that are invested in securities other than third party advised mutual funds and Columbia Funds that do not pay an advisory fee (including exchange-traded funds, derivatives and individual securities), and (iii) 0.10% on its assets that are invested in non-exchange traded third party funds.
(2)	Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.
(3)	Columbia Management and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, investment advisory fees and extraordinary expenses) until May 31, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.51% for Class A, 1.26% for Class B, 1.26% for Class C, 0.76% for Class R, 0.44% for class K and 0.26% for Class Z.

Expense example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on May 31, 2013, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Capital Allocation Conservative Portfolio		1 year	3 years	5 years	10 years
Class A	Current	$580	$811	$1,060	$1,775
	Proposed	$580	$811	$1,060	$1,775
Class B	Current
	Did not sell your shares	$186	$584	$1,008	$1,995
	Sold your shares at end of period	$686	$884	$1,208	$1,995
	Proposed
	Did not sell your shares	$186	$584	$1,008	$1,995
	Sold your shares at end of period	$686	$884	$1,208	$1,995
Class C	Current
	Did not sell your shares	$186	$584	$1,008	$2,192
	Sold your shares at end of period	$286	$584	$1,008	$2,192
	Proposed
	Did not sell your shares	$186	$584	$1,008	$2,192
	Sold your shares at end of period	$286	$584	$1,008	$2,192
Class R	Current	$135	$430	$747	$1,648
	Proposed	$135	$430	$747	$1,648
Class K	Current	$100	$312	$543	$1,206
	Proposed	$100	$312	$543	$1,206
Class Z	Current	$85	$274	$479	$1,073
	Proposed	$85	$274	$479	$1,073

Columbia Capital Allocation Moderate Portfolio

Columbia Capital Allocation Moderate Portfolio	Class A		Class B		Class C		Class R		Class K		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees (1)	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses (2)	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.32%	0.32%	0.22%	0.22%
Acquired fund fees and expenses	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Total Annual Fund Operating Expenses	1.18%	1.18%	1.93%	1.93%	1.93%	1.93%	1.43%	1.43%	1.03%	1.03%	0.93%	0.93%

(1)	Management fees are composed of an investment management service fee of 0.00% and an administration fee of 0.02%. Columbia Management has implemented a schedule for the Fund’s investment advisory fees whereby the Fund pays (i) 0.00% on its assets that are invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to Columbia Management), (ii) 0.55% on its assets that are invested in securities other than third party advised mutual funds and Columbia Funds that do not pay an advisory fee (including exchange-traded funds, derivatives and individual securities), and (iii) 0.10% on its assets that are invested in non-exchange traded third party funds.
(2)	Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.

Expense example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Capital Allocation Moderate Portfolio		1 year	3 years	5 years	10 years
Class A	Current	$624	$866	$1,127	$1,873
	Proposed	$624	$866	$1,127	$1,873
Class B	Current
	Did not sell your shares	$128	$542	$981	$2,008
	Sold your shares at end of period	$628	$842	$1,181	$2,008
	Proposed
	Did not sell your shares	$128	$542	$981	$2,008
	Sold your shares at end of period	$628	$842	$1,181	$2,008
Class C	Current
	Did not sell your shares	$128	$542	$981	$2,205
	Sold your shares at end of period	$228	$542	$981	$2,205
	Proposed
	Did not sell your shares	$128	$542	$981	$2,205
	Sold your shares at end of period	$228	$542	$981	$2,205
Class R	Current	$78	$387	$719	$1,661
	Proposed	$78	$387	$719	$1,661
Class K	Current	$45	$269	$512	$1,211
	Proposed	$45	$269	$512	$1,211
Class Z	Current	$27	$230	$450	$1,086
	Proposed	$27	$230	$450	$1,086

APPENDIX D

Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below.

Fund	Class A	Class B		Class C	Class R		Class K	Class Z		Total
Columbia Capital Allocation Aggressive Portfolio
Columbia Capital Allocation Conservative Portfolio
Columbia Capital Allocation Moderate Portfolio

Fund	Class A	Class B		Class C	Class R		Class R4	Class R5	Class Z	Total
Columbia Technology Fund

Fund	Class A	Class B		Class C	Class I		Class W	Class Z		Total
Columbia Absolute Return Currency and Income Fund

Fund				Class 1	Class 2			Class 3		Total
Columbia Variable Portfolio – Short Duration U.S. Government Fund

Fund				Class 1	Class 2					Total
Columbia Variable Portfolio – Seligman Global Technology Fund

Fund	Class A	Class B	Class C	Class I	Class K	Class R	Class R4	Class R5	Class Z	Total
Columbia Seligman Communications and Information Fund
Columbia Seligman Global Technology Fund

Number of Votes to which Each Class is Entitled

As of the Record Date, each class of each Fund is entitled to the following number of votes:

Fund	Class A	Class B		Class C	Class R		Class K	Class Z		Total
Columbia Capital Allocation Aggressive Portfolio
Columbia Capital Allocation Conservative Portfolio
Columbia Capital Allocation Moderate Portfolio

Fund	Class A	Class B		Class C	Class R		Class R4	Class R5	Class Z	Total
Columbia Technology Fund

Fund	Class A	Class B		Class C	Class I		Class W	Class Z		Total
Columbia Absolute Return Currency and Income Fund

Fund				Class 1	Class 2			Class 3		Total
Columbia Variable Portfolio – Short Duration U.S. Government Fund

Fund				Class 1	Class 2					Total
Columbia Variable Portfolio – Seligman Global Technology Fund

Fund	Class A	Class B	Class C	Class I	Class K	Class R	Class R4	Class R5	Class Z	Total
Columbia Seligman Communications and Information Fund
Columbia Seligman Global Technology Fund

D-1

APPENDIX E

Principal Holders and Control Persons

As of October 31, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) and each investor who owned 25% or more of a Fund’s shares (all share classes taken together) is listed below. Investors who own more than 25% of a Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. The table is organized by fiscal year end.

Principal Holder Ownership of the Funds with Fiscal Years Ending January 31:

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund (if greater than 25%)
Columbia Capital Allocation Aggressive Portfolio	American Enterprise Investment Services Minneapolis, MN	A	27.79%	—
	American Enterprise Investment Services Minneapolis, MN	B	23.41%	—
	American Enterprise Investment Services Minneapolis, MN	C	38.21%	—
	Frontier Trust Company FBO Macguire/Macguire 401k Plan Fargo, ND	R	95.52%	—
	Wells Fargo Bank NA FBO PC Inc. Profit Sharing Plan Minneapolis, MN	K	71.03%	—
	Charles Schwab & Co Inc. San Francisco, CA	K	19.43%	—
	Orchard Trust Company Greenwood Village, CO	K	6.82%	—
	Mary Ann Merling Custodian Account Wilmington, OH	Z	48.49%	—
	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	Z	19.30%	—
	Morgan Stanley Smith Barney Jersey City, NJ	Z	11.60%	—
	American Enterprise Investment Services Minneapolis, MN	Z	10.94%	—
Columbia Capital Allocation Conservative Portfolio	American Enterprise Investment Services Minneapolis, MN	A	24.25%	—
	American Enterprise Investment Services Minneapolis, MN	B	35.83%	—

	American Enterprise Investment Services Minneapolis, MN	C	49.17%	—
	First Clearing LLC Saint Louis, MO	C	5.39%	—
	Wells Fargo Bank NA FBO PC Inc. Profit Sharing Plan Minneapolis, MN	K	80.29%	—
	RiverSource Investments LLC Minneapolis, MN	K	18.30%	—
	Frontier Trust Company FBO Macguire/Macguire 401k Plan Fargo, ND	R	91.71%	—
	RiverSource Investments, LLC Minneapolis, MN	R	8.05%	—
	Morgan Stanley Smith Barney Jersey City, NJ	Z	89.76%	—
Columbia Capital Allocation Moderate Portfolio	American Enterprise Investment Services Minneapolis, MN	A	21.24%	—
	American Enterprise Investment Services Minneapolis, MN	B	30.00%	—
	American Enterprise Investment Services Minneapolis, MN	C	46.65%	—
	Frontier Trust Company FBO Macguire/Macguire 401k Plan Fargo, ND	R	49.81%	—
	MG Trust Company FBO Design Works International Inc. Denver, CO	R	46.77%	—
	Charles Schwab & Co Inc. San Francisco, CA	K	54.87%	—
	Wells Fargo Bank NA FBO PC Inc Profit Sharing Plan Minneapolis, MN	K	21.05%	—
	Deborah Aleyne Lapeyre Barbara, Mulberry Technologies Inc. 401k Rockville, MD	K	16.33%	—
	Morgan Stanley Smith Barney Jersey City, NJ	Z	55.04%	—
	MG Trust Company Cust FBO Huppins Hi-Fi Photo & Video Denver, CO	Z	18.20%	—
	Mary Ann Merling Custodian Account Wilmington, OH	Z	11.44%	—

Principal Holder Ownership of the Funds with Fiscal Years Ending May 31:

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund (if greater than 25%)
Columbia Seligman Communications and Information Fund	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	A	9.69%	—
	American Enterprise Investment Services Minneapolis, MN	A	8.54%	—
	First Clearing LLC Saint Louis, MO	A	7.38%	—
	National Financial Services LLC New York, NY	A	7.01%	—
	Morgan Stanley Smith Barney Jersey City, NJ	A	6.87%	—
	Pershing LLC Jersey City, NJ	A	5.95%	—
	UBS WM USA Weehawken, NJ	A	5.38%	—
	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	B	21.13%	—
	Morgan Stanley Smith Barney Jersey City, NJ	B	12.23%	—
	First Clearing LLC Saint Louis, MO	B	10.79%	—
	American Enterprise Investment Services Minneapolis, MN	B	7.00%	—
	Pershing LLC Jersey City, NJ	B	6.87%	—
	Raymond James St. Petersburg, FL	B	6.43%	—
	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	C	19.32%	—
	Morgan Stanley Smith Barney Jersey City, NJ	C	11.97%	—
	First Clearing LLC Saint Louis, MO	C	11.85%	—
	UBS WM USA Weehawken, NJ	C	8.42%	—
	Raymond James St. Petersburg, FL	C	6.99%	—
	National Financial Services LLC New York, NY	C	6.02%	—
	Pershing LLC Jersey City, NJ	C	5.44%	—
	RiverSource Investments LLC Minneapolis, MN	I	100.00%	—
	Hartford Life Insurance Company Hartford, CT	R	27.99%	—
	State Street Corporation Boston, MA	R	27.18%	—

MLPF&S For the Sole Benefit Jacksonville, FL	R	17.33%	—
Pershing LLC Jersey City, NJ	R4	54.67%	—
RiverSource Investments LLC Minneapolis, MN	R4	25.72%	—
Robert A. Stone & Joel L. Rve ImageHawk 401k Plan Ridgeland, MS	R4	19.62%	—
Frontier Trust Co. FBO Heath Consultants Inc. PS 401k Fargo, ND	K	77.80%	—
Frontier Trust CO FBO Red River Employees FCU 401k Plan Fargo, ND	K	9.67%	—
Charles Schwab & Co Inc. San Francisco, CA	K	6.85%	—
Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	R5	56.75%	—
Charles Schwab & Co Inc. San Francisco, CA	R5	14.33%	—
Hartford Securities Distribution Hartford, CT	R5	5.67%	—
Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	Z	35.01%	—
First Clearing LLC Saint Louis, MO	Z	17.60%	—
Morgan Stanley Smith Barney Jersey City, NJ	Z	13.63%	—
Charles Schwab & Co. Inc. San Francisco, CA	Z	11.19%	—
Jader Trust No. 4 Trust New York, NY	Z	5.70%	—

Principal Holder Ownership of the Funds with Fiscal Years Ending October 31:

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund (if greater than 25%)
Columbia Absolute Return Currency and Income Fund	American Enterprise Investment Services Minneapolis, MN	A	49.04%	—
	American Enterprise Investment Services Minneapolis, MN	B	38.83%	—
	American Enterprise Investment Services Minneapolis, MN	C	35.04%	—
	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	C	18.11%	—
	Morgan Stanley Smith Barney Jersey City, NJ	C	8.71%	—
	First Clearing LLC Saint Louis, MO	C	7.96%	—

Columbia LifeGoal Balanced Portfolio Minneapolis, MN	I	46.99%	—
Columbia Income Builder Fund Minneapolis, MN	I	39.43%	—
Columbia LifeGoal Income Portfolio Minneapolis, MN	I	7.24%	—
American Enterprise Investment Services Minneapolis, MN	W	99.95%	—
Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	Z	56.17%	—
National Financial Services LLC New York, NY	Z	21.80%	—
Morgan Stanley Smith Barney Jersey City, NJ	Z	16.99%	—

[PRINCIPAL HOLDERS AND CONTROL PERSONS FOR COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND]

Principal Holder Ownership of the Funds with Fiscal Years Ending August 31:

[PRINCIPAL HOLDERS AND CONTROL PERSONS FOR COLUMBIA TECHNOLOGY FUND]

Principal Holder Ownership of the Funds with Fiscal Years Ending December 31:

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund (if greater than 25%)
Columbia Variable Portfolio – Short Duration U.S. Government Fund	Variable Portfolio – Moderate Fund Minneapolis, MN	1	38.83%	29.76%
	Variable Portfolio – Moderate Aggressive Fund Minneapolis, MN	1	22.29%	—
	Variable Portfolio – Moderate Conservative Fund Minneapolis, MN	1	20.56%	—
	Variable Portfolio – Conservative Fund Minneapolis, MN	1	13.75%	—
	Sun Life Assurance Company Wellesley Hills, MA	2	61.17%	—
	RiverSource Life Account for Inside Minneapolis, MN	2	17.42%	—
	Sun Life Insurance And Annuity Co Wellesley Hills, MA	2	16.05%	—
	RiverSource Life Account for Inside Minneapolis, MN	3	87.52%	—
	RiverSource Life External Minneapolis, MN	3	6.99%	—
	RiverSource Life NY for Inside Minneapolis, MN	3	5.19%	—

[PRINCIPAL HOLDERS AND CONTROL PERSONS FOR COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND]

COLUMBIA FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2013

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of a Joint Special Meeting of Shareholders and Proxy Statement for the Joint Special Meeting of Shareholders (the “Meeting”) to be held on February 27, 2013, at 225 Franklin Street (Room 3200 on the 32nd floor), Boston, MA 02110, at 10:00 a.m. (Eastern), and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen and Ryan C. Larrenaga (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Proxy Statement.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE:
Variable Portfolio Funds:	1-866-298-8476
All Other Funds:	1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

FUND	FUND	FUND
Columbia Capital Allocation Aggressive Portfolio	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio

Columbia Absolute Return Currency and Income Fund	Columbia Variable Portfolio – Short Duration U.S. Government Fund	Columbia Seligman Communications and Information Fund

Columbia Seligman Global Technology Fund	Columbia Technology Fund	Columbia Variable Portfolio – Seligman Global Technology Fund

VOTING OPTIONS

Read your Proxy Statement and have it at hand when voting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE PROPOSAL(S) LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

☐ To vote FOR all Proposals for your Fund or Funds, mark this box. No other vote is necessary.

1. To approve an amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

	FOR	AGAINST	ABSTAIN
Columbia Capital Allocation Aggressive Portfolio (formerly, Columbia Portfolio Builder Aggressive Fund)	☐	☐	☐

Columbia Capital Allocation Conservative Portfolio (formerly, Columbia Portfolio Builder Conservative Fund)	☐	☐	☐

Columbia Capital Allocation Moderate Portfolio (formerly, Columbia Portfolio Builder Moderate Fund)	☐	☐	☐

2. To approve a change to the Fund’s fundamental policy regarding concentration.

	FOR	AGAINST	ABSTAIN
Columbia Absolute Return Currency and Income Fund	☐	☐	☐

3. To approve a change to the Fund’s fundamental policy regarding concentration.

	FOR	AGAINST	ABSTAIN
Columbia Seligman Global Technology Fund	☐	☐	☐

Columbia Technology Fund	☐	☐	☐

Columbia Variable Portfolio – Seligman Global Technology Fund	☐	☐	☐

4. To approve an amendment to the Fund’s investment objective.

	FOR	AGAINST	ABSTAIN
Columbia Variable Portfolio – Short Duration U.S. Government Fund	☐	☐	☐

5. To approve an amendment to the Fund’s diversification status.

	FOR	AGAINST	ABSTAIN
Columbia Seligman Communications and Information Fund	☐	☐	☐

Columbia Seligman Global Technology Fund	☐	☐	☐

Columbia Technology Fund	☐	☐	☐

Columbia Variable Portfolio – Seligman Global Technology Fund	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Meeting

to be held on February 27, 2013.

The Proxy Statement for the Meeting and the

Notice of a Joint Special Meeting of Shareholders are available at:

http://www.proxy-direct.com

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!